CAPSTAR MANAGEMENT COMPANY II, L.P.

              SECOND AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP

            THIS SECOND AMENDMENT ("Amendment") is entered into as of the 15th day of April, 1997 by and among CapStar General Corp., a Delaware corporation, as General Partner, and the Persons listed on Exhibit A annexed hereto, as Limited Partners, for the purpose of amending that certain Agreement of Limited Partnership of CapStar Management Company II, L.P. (the "Partnership") dated as of April 1, 1997, as amended by First Amendment to Agreement of Limited Partnership dated as of April 1, 1997 (as so amended, the "Existing Partnership Agreement"). Capitalized terms used herein and not otherwise defined shall have the respective meanings given such terms in the Existing Partnership Agreement.

                              W I T N E S S E T H :

            1. CapStar Management Company, L.P., a Limited Partner ("CMC"), has this day made certain Capital Contributions to the Partnership, which Capital Contributions are described in Exhibit B annexed hereto.

            2. Immediately after the making of such Capital Contribution (i) CMC assigned to CapStar Hotel Company, a Delaware corporation ("CHC") CMC's entire interest in the Partnership (the "CMC Interest"), (ii) CHC assigned the CMC Interest to the General Partner and (iii) the General Partner assigned to CapStar Limited Corp. ("CLC"), a Delaware corporation, a portion of the CMC Interest.




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                                                                               2

            3. Continental Pacific Interfund, Inc., one of the Limited Partners ("CPI"), previously assigned 400,000 Partnership Units to Cromalt, Ltd. ("CROMALT"). Cromalt, in its capacity as CPI's Assignee, has exercised the Redemption Right with respect to all such Partnership Units, and CPI now desires to withdraw as a Limited Partner.

            4. Certain other Limited Partners have assigned all or a portion of their respective Partnership Interests (the Assignees of such Partnership Interests, together with CLC, the "Assignee Partners").

            5. The Parties wish to admit the Assignee Partners as Limited Partners, to amend the Existing Partnership Agreement to reflect such admission and the aforesaid Capital Contributions by CMC (and the resulting increase in the number of Partnership Units attributable to the CMC Interest) and to make certain other amendments to the Existing Partnership Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

            1.    AMENDMENT OF EXHIBIT A.

                  Exhibit A to the Existing Partnership Agreement, to the extent it shows the names and addresses of the Partners and their respective Partnership Interests, is hereby deleted in its entirety and replaced with Exhibit A annexed hereto.

            2.    AMENDMENT OF ARTICLE I.




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                                                                               3

                  (a) The definition of "Net Income" is hereby amended by inserting immediately prior to the reference to Exhibit C the words "Section 6.1.F and".

                  (b) The definition of "Net Loss" is hereby amended by inserting immediately prior to the reference to Exhibit C the words "Section 6.1.F and".

            3.    AMENDMENTS TO SECTION 6.1.

                  (a) Sections 6.1.A and 6.1.B shall each be amended by inserting the following sentence at the end thereof:

                  For purposes of the foregoing, the General Partner's Capital account balance shall be determined without regard to any amounts specially allocated to the General Partner pursuant to Section 6.1.F.

                  (b) The following new paragraph F shall be added at the end of Section 6.1:

                  F. SPECIAL ALLOCATION OF MANAGEMENT FEES. All items of income, gain, deduction or loss with respect to management fees paid or received pursuant to a management contract between the Operating Partnerships shall be allocated to the General Partner.

            4.    Admission of Assignee Partners;
                  WITHDRAWAL OF CERTAIN PARTNERS.

                  4.1 Each of the Persons designated as an "Assignee Partner" in Exhibit A annexed hereto is hereby admitted to the Partnership as a Limited Partner, with the number of the Partnership Units listed opposite its name in said Exhibit A. Each Assignee Partner hereby agrees to be bound by all of the provisions of the Existing Agreement, as amended hereby.

                                                                             3-A

                  4.2 Each of the Persons designated as a "Withdrawing Limited Partner" on the signature page hereof hereby withdraws as a Limited Partner.

            5.    COUNTERPARTS:

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original; such counterparts together shall constitute but one agreement.




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                                                          4

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                              GENERAL PARTNER:

                              CAPSTAR GENERAL CORP.

                               By:  /s/ John E. Plunket
                                    -------------------------------
                                    Name:  John E. Plunket
                                    Title:   Executive Vice President

                              LIMITED PARTNERS:

                              CAPSTAR LIMITED CORP.

                               By:  /s/ John E. Plunket
                                    -------------------------------
                                    Name:  John E. Plunket
                                    Title:   Executive Vice President




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                                       4-A

                              HOSPITALITY GROUP, INC.

                               By:  /s/ Mahmood Khimji
                                    -------------------------------
                                    Name:  Mahmood Khimji
                                    Title:   President

                              HIGHGATE HOTELS, INC.

                               By:  /s/ Mahmood Khimji
                                    -------------------------------
                                    Name:  Mahmood Khimji
                                    Title:   President

                              SUNBELT INNS MANAGEMENT SERVICES,

                              INC.

                               By:  /s/ Mahmood Khimji
                                    -------------------------------
                                    Name:  Mahmood Khimji
                                    Title:   President

                              BROOKRIVER/KHIMJI PARTNERSHIP

                               By:  /s/ Mahmood Khimji
                                    -------------------------------
                                    Name:  Mahmood Khimji
                                    Title:   President

                              BROOKRIVER HOTELS, INC.

                               By:  /s/ Mahmood Khimji
                                    -------------------------------
                                    Name:  Mahmood Khimji
                                    Title:   President

                              MOCKINGBIRD HOTELS, INC.

                               By:  /s/ Mahmood Khimji
                                    -------------------------------
                                    Name:  Mahmood Khimji
                                    Title:   President




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                                                                               5

                              WITHDRAWING LIMITED PARTNERS:

                              CAPSTAR MANAGEMENT COMPANY, L.P.

                              By:   CapStar Hotel Company, General Partner

                                    By:   /s/ John E. Plunket
                                         -------------------------------
                                         Name:  John E. Plunket
                                         Title:   Executive Vice President

                              CONTINENTAL PACIFIC INTERFUND, INC.

                               By:  /s/ Dennis J.F. Parolin
                                    -------------------------------
                                    Name:  Dennis J.F. Parolin
                                    Title:   Director

                              MOCKINGBIRD HOTEL PROPERTIES JOINT
                              VENTURE

                               By:  /s/ Mahmood Khimji
                                    -------------------------------
                                    Name:  Mahmood Khimji
                                    Title:   President

                              BROOKRIVER HOTEL PARTNERSHIP, LTD.

                              By:   Brookriver Hotels, Inc.

                                    By:   /s/ Mahmood Khimji
                                          -------------------------------
                                          Name:  Mahmood Khimji
                                          Title:   President




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                                                                               1

[CMC II]

                                EXHIBIT A

                   Partners and Partnership Interests

                                                                               Partnership
General Partner                            Partnership Units                    Interests
---------------                            -----------------                    ---------
  CapStar General Corp.                             128,319                        1%
  1010 Wisconsin Avenue, N.W.
  Washington, D.C. 20007

Limited Partners
----------------

  Hospitality Group, Inc.                            41,338                        .32%
                                             49,020 preferred units

  Highgate Hotels, Inc.                              19,002                        .15%
                                             49,020 preferred units

  Sunbelt Inns Management Services, Inc.            172,634                       1.34%
  c/o Highgate Hotels, Inc.                 294,117 preferred units
  54 East John Carpenter Freeway
  Suite 1400
  Irving, Texas 75062

  Assignee Partners
  -----------------

  Brookriver/Khimji Partnership                      3,420                        0.03%

  Brookriver Hotels, Inc.                            32,609                       0.25%

  Mockingbird Hotels, Inc.                          117,777                       0.91%
  525 East John Carpenter Freeway
  Suite 1400
  Irving, Texas 75062

  CapStar Limited Corp.                            12,375,421                    96.00%
  1010 Wisconsin Avenue, N.W.
  Washington, D.C. 20007


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                                                                               2

                                EXHIBIT B

            Contributions of CapStar Management Company, L.P.

1. 99% membership interest in each of the following Delaware limited liability companies:

                EquiStar Irvine Company, L.L.C.
                CapStar Sacramento Company, L.L.C.
                CapStar Santa Barbara Company, L.L.C.
                CapStar San Pedro Company, L.L.C.
                EquiStar Colorado Company, L.L.C.
                CapStar C.S. Company, L.L.C.
                CapStar Englewood Company, L.L.C.
                CapStar Washington Company, L.L.C.
                EquiStar Latham Company, L.L.C.
                EquiStar Shaumburg Company, L.L.C.
                CapStar Lafayette Company, L.L.C.
                EquiStar Salt Lake Company, L.L.C.
                EquiStar Bellevue Company, L.L.C.

2. 99% limited partnership interest in each of the following Delaware limited partnerships:

                EquiStar Arlington Partners, L.P.
                CapStar Houston SW Partners, L.P.
                CapStar Westchase Partners, L.P.
                CapStar Great Valley Partners, L.P.

3. CMC's interest in Consolidated and Amended and Restated Note dated as of August 31, 1996 issued by Lepercq Atlanta Renaissance Partners, L.P. to CMC in the original principal amount of $23,609,456.